UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Cal-Maine Foods, Inc.

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CAL-MAINE FOODS, INC.

NOTICE OF ANNUAL MEETING

September 30, 2011

TO THE SHAREHOLDERS:

The Annual Meeting of the shareholders of Cal-Maine Foods, Inc. will be held at the corporate offices of Cal-Maine Foods, Inc. at 3320 Woodrow Wilson Drive, Jackson, Mississippi 39209, at 10:00 a.m. (Local Time), on Friday, September 30, 2011, to consider and vote on:

1.	the election of six directors to serve on the Board of Directors of Cal-Maine Foods, Inc. for the ensuing year;

2.	ratification of Frost, PLLC as independent auditors of the Company for Fiscal 2012;

3.	an advisory vote on approval of executive compensation;

4.	an advisory vote on determination of frequency of vote for approval of executive compensation; and

5.	such other matters as may properly come before the Annual Meeting or any adjournments thereof.

August 10, 2011, has been fixed as the record date for determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.

The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign, date and return the enclosed proxy card promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

FOR THE BOARD OF DIRECTORS

TIMOTHY A. DAWSON SECRETARY

DATED: August 26, 2011

SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

CAL-MAINE FOODS, INC.
3320 Woodrow Wilson Drive
Jackson, Mississippi 39209

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS TO BE HELD SEPTEMBER 30, 2011

The information set forth in this proxy statement is furnished in connection with the Annual Meeting of Shareholders of Cal-Maine Foods, Inc. (the "Company") to be held on September 30, 2011, at 10:00 a.m., local time, at our headquarters, 3320 Woodrow Wilson Drive, Jackson, Mississippi. A copy of our Annual Report to Shareholders for the fiscal year ended May 28, 2011, accompanies this proxy statement. Our telephone number is (601) 948-6813. The terms "we," "us" and "our" used in this proxy statement mean the Company.

Additional copies of the Annual Report (not including exhibits), Notice, Proxy Statement and Proxy card will be furnished without charge to any Shareholder upon written request to: Cal-Maine Foods, Inc., ATTN: Timothy A. Dawson, Secretary, Post Office Box 2960, Jackson, Mississippi 39207. Exhibits to the Annual Report may be furnished to Shareholders upon the payment of an amount equal to the reasonable expenses incurred in furnishing such exhibits. A list of the shareholders of record on the record date will be available for inspection at the above address for 10 days preceding the date of the Annual Meeting.

Our Board of Directors is soliciting the enclosed proxy. The proxy may be revoked by a shareholder at any time before it is voted by filing with our Secretary a written revocation or a duly executed proxy bearing a later date. The proxy also may be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.

All expenses incurred in connection with the solicitation of proxies will be paid by us. In addition to the solicitations of proxies by mail, our directors, officers, and regular employees may solicit proxies in person or by telephone. We will, upon request, reimburse banks, brokerage houses and other institutions, and fiduciaries for their expenses in forwarding proxy material to their principals. No proxies will be solicited via the Internet or web site posting.

This proxy statement, the enclosed form of proxy and the other accompanying materials are first being mailed to shareholders on or about August 26, 2011. Shareholders of record at the close of business on August 10, 2011, are eligible to vote at the Annual Meeting. As of the record date, 21,471,091 shares of our common stock were outstanding, and 2,400,000 shares of our Class A common stock were outstanding. Each share of common stock is entitled to one vote on each matter to be considered at the Annual Meeting. Each share of Class A common stock is entitled to 10 votes on each such matter. Both the shares of common stock and the shares of Class A common stock have the right of cumulative voting in the election of directors. Cumulative voting means that each shareholder will be entitled to cast as many votes as he or she has the right to cast (before cumulating votes), multiplied by the number of directors to be elected. All such votes may be cast for a single nominee or may be distributed among the nominees to be voted for as the shareholder sees fit. To exercise cumulative voting rights by proxy, a shareholder must clearly designate the number of votes to be cast for any given nominee.

Shares represented by a properly executed and returned proxy card will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no instructions are indicated, the person or persons named in the proxy will vote:

■	for election of the six nominees to serve as directors of the Company;
■	for the ratification of the appointment of Frost, PLLC;
■	for advisory approval of executive compensation;
■	for setting the frequency of approval of executive compensation to once every three years; and
■	in their discretion with respect to such other business as may come before the Annual Meeting.

The election of directors requires a plurality of the votes cast. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

While we are not soliciting proxies by internet, interested persons may access this proxy statement at http://phx.corporate-ir.net/phoenix.zhtml?c=86814&p=irol-proxy.

In accordance with our bylaws and Delaware law, the Board will appoint two inspectors of election. The inspectors will take charge of and will count the votes and ballots cast at the Annual Meeting and will make a written report on their determination. We encourage you to read this entire document carefully.

OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information as to the beneficial ownership of our common stock as of July 31, 2011, by:

●	each person known by us to beneficially own more than five percent of the class outstanding, and
●
each director, each nominee to serve as a director of the Company, each executive officer named in the Summary Compensation Table (see "Compensation of Executive Officers and Directors") and by all directors and officers as a group.

Name of Beneficial Owner (2)	Common Stock and Class A Common Stock				Percent of Total Voting Power (3)
	Number of Shares(1)		Percent of Class
	Common	Class A	Common	Class A
Fred R. Adams, Jr. (4)(5)	6,545,032	1,796,776	30.4	74.9	53.8
Cal-Maine Foods, Inc. Employee Stock Ownership Plan	1,431,897	-0-	6.6	-0-	3.1
Richard K. Looper	70	-0-	*	-0-	*
Adolphus B. Baker (6)	406,618	603,224	1.9	25.1	14.1
Letitia C. Hughes	30,000	-0-	*	-0-	*
James E. Poole	100	-0-	*	-0-	*
Steve W. Sanders	-0-	-0-	-0-	-0-	-0-
Timothy A. Dawson (7)	17,401	-0-	*	-0-	*
Steve Storm (8)	1,193	-0-	*	-0-	*
Matthew Arrowsmith (9)	5,512	-0-	*	-0-	*
Joe Wyatt (10)	7,093	-0-	*	-0-	*
NFJ Investment Group LLC (11)	1,477,300	-0-	6.9	-0-	3.2
Royce & Associates, LLC (12)	2,636,804	-0-	12.3	-0-	5.8
All directors and executive officers as a group (10 persons) (13)(14)	7,013,019	2,400,000	32.5	100	68.1

___________________

* Less than one percent

(1)
The information as to beneficial ownership is based on information known to us or statements furnished to us by the beneficial owners. As used in this table, "beneficial ownership" means the sole or shared power to vote or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e. the power to dispose of or to direct the disposition of a security). For purposes of this table, a person is deemed as of any date to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date, such as under our stock option plans.

(2)
The address of the Cal-Maine Foods, Inc. Employee Stock Ownership Plan ("ESOP") and each officer and director, except James E. Poole, Letitia C. Hughes and Steve Sanders, is Cal-Maine Foods, Inc., 3320 Woodrow Wilson Drive (Post Office Box 2960), Jackson, Mississippi 39207. Mr. Poole's address is P. 0. Box 5167, Jackson, Mississippi 39296; Ms. Hughes' address is P. O. Box 291, Jackson, Mississippi 39205; Mr. Sanders' address is 2 Oakleigh Place, Jackson, Mississippi 39211.

(3)	Percent of total voting power is based on the total votes to which the Common Stock (one vote per share) and Class A Common Stock (ten votes per share) are entitled.

(4)	The number of shares shown in the table includes 778,173 shares of Common Stock owned by Mr. Adams' spouse separately and as to which Mr. Adams disclaims beneficial ownership.

(5)	Includes 420,474 shares accumulated under the ESOP.

(6)	Includes 113,032 shares owned by Mr. Baker's spouse separately as to which Mr. Baker disclaims any beneficial ownership and 67,403 shares accumulated under the ESOP.

(7)	Includes 1,401 shares accumulated under the ESOP.

(8)	Includes 1,193 shares accumulated under the ESOP.

(9)	Includes 1,012 shares accumulated under the ESOP.

(10)	Includes 1,193 shares accumulated under the ESOP.

(11)
This information is based solely on a Schedule 13G/A dated February 10, 2011, filed with the SEC on February 14, 2011, by Allianz Global Investors Capital LLC ("Allianz") and NFJ Investment Group LLC ("NFJ"). The Schedule 13G/A reports that both named persons have beneficial ownership of the shares listed but that NFJ has sole voting and dispositive power over such shares. Allianz’ address is 600 West Broadway, Suite 2900, San Diego, CA 92101. NFJ’s address is 2100 Ross Avenue, Suite 700, Dallas, TX 75201.

(12)
This information is based solely on a Schedule 13G/A dated January 12, 2011, filed with the SEC on January 12, 2011, by Royce & Associates, LLC ("Royce"). The Schedule 13G/A reports that Royce has sole voting and sole dispositive power with respect to such shares. Royce’s address is 745 Fifth Avenue, New York, NY 10151.

(13)	Includes 492,746 shares accumulated under the ESOP.

(14)	Includes shares as to which Messrs. Adams and Baker disclaim any beneficial ownership. See Notes (4) and (6) above.

The shares of common stock accumulated in the ESOP, as indicated in Notes (5) through (10) above, also are included in the 1,431,897 shares shown in the table as owned by the ESOP.

ELECTION OF DIRECTORS

Our bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than 12. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at six as of the date of the annual meeting. Unless otherwise specified, proxies will be voted FOR the election of the six nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is unable or declines to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate in their discretion. The directors recommend a vote FOR the six nominees listed below. All nominees presently serve as directors of the Company.

Nominees for Directors

The table below sets forth certain information regarding the nominees for election to the Board of Directors:

Name	Age	Tenure and Business Experience

Fred R. Adams, Jr. (1) (3) Chairman of the Board of Directors and Director Mr. Adams served as Chief Executive Officer for a portion of the past fiscal year.	79
Fred R. Adams, Jr. served as the Chief Executive Officer of the Company from its formation until Mr. Baker was elected to that position on October 15, 2010, and director of the Company since its formation in 1969 and as the Chairman of its Board of Directors since 1982. He is currently a member of the Advisory Committee and is a past director of the Mississippi Poultry Association, National Egg Company, United Egg Producers, U. S. Egg Marketers and Egg Clearinghouse, Inc. Mr. Adams is the father-in-law of Mr. Baker.

Adolphus B. Baker (1) President, Chief Executive Officer and Director Mr. Baker served as Chief Operating Officer for a portion of the past fiscal year.	54
Adolphus B. Baker was elected President and Chief Operating Officer in January 1997. He served as Chief Operating Officer until he was elected Chief Executive Officer on October 15, 2010. He was serving as Vice President and Director of Marketing of the Company when elected President. Previously, he had served as Assistant to the President since 1987 and has been employed by the Company since 1986. He has been a director of the Company since 1991 and is past chairman of American Egg Board, United Egg Producers, and Egg Clearinghouse, Inc. Mr. Baker is currently a director of Mississippi Poultry Association, United Egg Producers, Eggland's Best, Inc., and Trustmark Corporation and Trustmark National Bank, Jackson, Mississippi. Mr. Baker is Mr. Adams' son-in-law.

James E. Poole (2)(3) Director	62	Mr. Poole is a Certified Public Accountant and a principal with Grantham & Poole of Jackson, Mississippi. He has been a director of the Company since 2004 and is an independent director.

Steve W. Sanders (2) Director	65
Mr. Sanders has served as a director of the Company since 2009. He is a Certified Public Accountant and is a Lecturer at the Adkerson School of Accountancy, Mississippi State University, where he has taught accounting and auditing courses since May 2003. He retired as the managing partner of the Jackson, Mississippi office of Ernst & Young LLP, certified public accountants, after over 30 years with that firm. He is a director of Valley Services, Inc., a privately-held food services company. Mr. Sanders is an independent director.

Letitia C. Hughes (2)(3) Director	59
Letitia C. Hughes has served as a director of the Company since 2001.  Since 1974 Ms. Hughes has been associated with Trustmark National Bank, Jackson, Mississippi, in managerial positions. She is presently serving as Senior Vice-President, Manager, Private Banking. Ms. Hughes is an independent director.

Timothy A. Dawson (1) Vice President, Chief Financial Officer and Director	57
Mr. Dawson joined the Company in 2005 as Vice President and Chief Financial Officer. He has served as a director since 2005. He is Secretary and Treasurer of the Company. Mr. Dawson served as Senior Vice President and Chief Financial Officer of Mississippi Chemical Corporation from 1999 until the sale of that company to Terra Industries, Inc. in December 2004.

__________________
(1)           Member of the Executive Committee
(2)           Member of the Audit Committee
(3)           Member of the Compensation Committee

The Company's executive officers serve at the pleasure of the Board. None of the officers or directors have been convicted in a criminal proceeding during the past 10 years (excluding traffic violations or a similar misdemeanor). None of the executive officers or directors have been a party to any judicial or administrative proceeding during the past 10 years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Diversity of Our Board

We believe our Board of Directors constitutes a diverse group of highly qualified individuals. Mr. Adams brings a breadth of experience in the poultry and related fields to the Board. He has an extensive knowledge of both current and past practices in the egg industry, enjoys outstanding and close relationships with many, if not the majority, of the leaders in the industry, and thereby can contribute a broad range of viewpoints from within the industry to the deliberations of the Board. Mr. Adams is the founder of the Company and has been in the egg business most of his adult life after starting with the Ralston Purina Company.

Mr. Baker is our President and Chief Executive Officer and as such brings a highly informed view of Company operations to the Board activities. Mr. Baker is highly active in industry organizations and therefore has access to feedback from other industry leaders as to industry-wide conditions, experience of others in addressing a continuously changing spectrum of problems and opportunities in the egg industry.

Mr. Dawson has extensive industrial accounting experience having served as the Chief Financial Officer of Mississippi Chemical Corporation, a publically traded company in the fertilizer industry. Mr. Dawson's background involves extensive contact with members of the agricultural community as well as experience in addressing the financial management of a large agricultural enterprise.

Both Messrs. Poole and Sanders are Certified Public Accountants and bring a diversity of viewpoints to their Board positions. Mr. Poole is a principal in one of the larger public accounting firms in the State of Mississippi serving a broad scope of clients. He brings not only accounting expertise to the Board but also a broad knowledge of the general business climate within which the Company is operating. He brings a particularly practical approach to the issues presented to our Board. Mr. Sanders brings academic accounting experience to bear on the Board's deliberations. Mr. Sanders headed the local Jackson, Mississippi office of Ernst and Young. As Managing Partner of Ernst and Young he was presented with a multitude of accounting issues raised by a client base consisting of many types of business. Subsequent to retiring from Ernst and Young, Mr. Sanders has served as a lecturer in the Adkerson School of Accounting at Mississippi State University therefore bringing current academic experience to matters being considered by our Board.

Ms. Hughes is head of Private Banking for Trustmark National Bank, a large regional bank in the southeastern portion of the United States and has been invaluable to the deliberations of the Board by bringing to bear her views and experience as a lending officer for a large bank. In a volatile industry such as the egg industry, Ms. Hughes has given the Board invaluable insights into the Company's relationship with its lenders.

Board and Committee Meetings

The Board of Directors of the Company held four regular meetings and no special meetings in the fiscal year ended May 28, 2011. The Executive Committee of the Board presently consists of Messrs. Adams, Baker and Dawson. The Board also has a Compensation Committee consisting of Mr. Adams, Mr. Poole, Ms. Hughes and an Audit Committee consisting of Ms. Hughes, Mr. Poole and Mr. Sanders. The Board does not have a nominating committee. This function is performed by the Executive Committee.

The Executive Committee may exercise all of the powers of the full Board of Directors, except for certain major actions, such as the adoption of an agreement of merger or consolidation, the recommendation to stockholders of the disposition of substantially all of the Company's assets or a dissolution of the Company, and the declaration of a dividend or authorization of an issuance of stock. The Executive Committee acts on matters, within the scope of its authority, between meetings of the full Board. During the last fiscal year, no in-person meetings of the Executive Committee were held, and the Committee, pursuant to Delaware law, took action by unanimous written consent on nine occasions. The full Board of Directors took action by written consent twice during the last fiscal year.

The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, including the issuance of stock options to the Company's officers, employees and directors. The Compensation Committee met one time during the last fiscal year. The Compensation Committee does not have a charter.

The Audit Committee, which is composed of three independent directors, meets with management, internal auditors, and the Company's independent auditors to determine the adequacy of internal controls, to recommend auditors for the Company and other financial matters. The Audit Committee held four regular and no special meetings during the last fiscal year.

Each member of our Board of Directors attended 75 percent or more of the total meetings of the Board and all committees of the Board on which he or she served during the last fiscal year, except that Mr. Looper did not attend the December 22, 2010, and March 26, 2011, Board meetings due to illness.

While the Board of Directors does not have a specific policy as to directors' attendance at the Annual Meeting of Shareholders, such attendance is encouraged. All directors attended the meeting of shareholders held on October 15, 2010.

The independent directors of the Company met in executive session without any representatives of management being present on several occasions during the last fiscal year.

Risk Oversight

The Board takes its oversight role in the Company’s risk management very seriously. The Company’s Executive Committee is primarily responsible for managing the day-to-day risks of the Company’s business, and is best equipped to assess and manage those risks. The Audit Committee also plays a prominent role in assessing and addressing risks faced by the Company with respect to financial and accounting controls, internal audit functions, pending or threatened legal matters, insurance coverage and the Company’s “whistleblower” hotline policy, among other matters. The Board and the Audit Committee receive reports on the Company’s exposure to risk and its risk management practices from members of the Executive Committee as well as other members of the Company’s management and legal counsel, including reports on the Company’s information technology standards and safeguards, financial and accounting controls and security measures, environmental compliance, human resources, litigation and other legal matters, grain purchasing strategies, and customer concentration and product mix, among other things. The Board regularly receives updates about and reassesses the management of these risks throughout the year. In addition, the Board and the Audit Committee review the Company’s risk disclosures in its draft periodic reports before they are filed and have the opportunity to question management and outside advisers about those risks. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure on a day-to-day basis, and the Board and its committees providing oversight in connection with those efforts.

The Board’s oversight of risk of the Company has not specifically affected the Board’s leadership structure. The Board believes that its current leadership structure is conducive of and appropriate for its risk oversight function. If in the future the Board believes that a change in its leadership structure is required to, or potentially could, improve the Board’s risk oversight function, it may make any change it deems appropriate.

Report of the Audit Committee

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. A copy of the charter of the Audit Committee is attached as Appendix A. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with Frost, PLLC, independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

The Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended May 28, 2011, filed with the Securities and Exchange Commission.

All members of the Audit Committee are deemed by the Board of Directors to be financial experts and independent directors.

Letitia C. Hughes, Audit Committee — Chairperson
James E. Poole, Audit Committee Member
Steve W. Sanders, Audit Committee Member

Certain Corporate Governance Matters

The NASDAQ stock market qualitative listing standards require that a majority of a listed company's directors be independent and that a compensation committee and nominating committee of the Board composed solely of independent directors be established. These standards are not applicable to any company where more than 50 percent of the voting power is held by one individual or group. Fred R. Adams, Jr., Chairman of the Board, owns capital stock of the Company entitling him to 53.8 percent of the total voting power. Accordingly, the Company is exempt from those NASDAQ listing standards. However, a NASDAQ listing standard requiring the independent directors of the Board to have regularly scheduled meetings at which only independent directors are present is applicable to the Company. Such meeting was held following the regular meeting of the Board during the fiscal year ended May 28, 2011. NASDAQ qualitative listing standards require companies to adopt a code of business conduct and ethics applicable to all directors, officers and employees that is in compliance with certain provisions in the Sarbanes-Oxley Act of 2002. The Board of Directors adopted a code in 2004. Our Code of Ethics is posted on our web site.

The listing standards also require all related party transactions to which the Company's directors or officers are parties be reviewed for potential conflicts of interests on an ongoing basis by, and all such transactions be approved by, the Company's Audit Committee or another independent committee of the Board of Directors. During the fiscal year ended May 28, 2011, no related party transactions took place.

Additional NASDAQ listing standards require that the Audit Committee (i) be composed solely of independent directors; (ii) be directly responsible for the appointment, compensation, retention and oversight of the independent auditor, which must report directly to the audit committee; (iii) establish procedures to receive, retain, and treat complaints regarding accounting, internal accounting controls and auditing matters, including procedures for employees' confidential, anonymous submissions of concerns regarding questionable accounting or auditing matters; (iv) have the authority to engage independent counsel and other advisors when the committee determines such outside advice is necessary; and (v) be adequately funded by the Company. Our Audit Committee is in compliance with these standards.

The Board of Directors does not have a separate standing nominating committee. The Executive Committee of the Board of Directors fulfills this function. Messrs. Adams, Baker and Dawson are the members of the Executive Committee. The Executive Committee does not have a charter that addresses the nominating function. As a "controlled company," the independence requirements of NASDAQ Rule 4350(c) do not apply to the Company.

As the business of the Company has grown, both geographically and economically, the Board of Directors has determined that the complexities of the Company, its business, and the general environment within which the Company operates would best be met if the positions of Chief Executive Officer, Chairman of the Board of Directors and Chief Operating Officer were separate. Accordingly, Mr. Adams continues as Chairman of the Board of Directors. Under the bylaws of the Company, the position of Chairman of the Board of Directors is an officer of the Company. Mr. Baker, President of the Company, who had served as Chief Operating Officer, has been named by the Board as Chief Executive Officer, and Mr. Sherman Miller, a long-time employee of the Company with extensive hands-on operating experience, has been named to the position of Chief Operating Officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10 percent of a registered class of our equity securities, such as the common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, for the fiscal year ended May 28, 2011, all Section 16(a) reports applicable to its directors and executive officers were filed.

Certain Transactions

The Company is a member of Eggland's Best, Inc. ("Eggland's Best"), a cooperative that is a specialty egg marketing firm. During the fiscal year ended May 28, 2011, the Company paid approximately $25,300,000 to Eggland's Best for merchandising services. Mr. Baker, President, Chief Executive Officer and director of the Company, is a director of Eggland's Best.

COMPENSATION DISCUSSION AND ANALYSIS

We are the only publicly held company in the United States, insofar as we can determine, whose primary business is the commercial production, processing, and sale of shell eggs. While a few of our competitors are divisions of public companies, in each such case the shell egg division does not constitute the primary business of those companies. Accordingly, there is little, if any, public information available relative to the compensation paid by our competitors. It is our intent to compensate our employees at a level that will appropriately reward them for their performance, minimize the number of employees leaving our employment because of compensation issues, and enable us to attract needed talent as our business expands. Even though we have not lost many management level employees to our competitors, we believe our management is not the highest paid management group in the egg business. Our philosophy is to provide compensation to our management that falls in the upper middle range of industry compensation.

As more than 50 percent of our voting stock is owned by members of the Adams Family, we are a controlled company as defined in Rule 4350(c)(5) of the NASDAQ Rules. As such, we are not required to have the compensation of our named executive officers determined by a majority of our independent directors or a Compensation Committee composed entirely of the independent directors. However our independent directors, who constitute two of the three members of the Compensation Committee, do play a significant role in determining the compensation of our named executive officers. We divide our executive officers into two categories for compensation purposes. The first are members of the Executive Committee of our Board of Directors which is composed of Messrs. Adams, Baker and Dawson. The compensation of the members of the Executive Committee is primarily determined by the Executive Committee which submits its recommendation to the Compensation Committee for approval. The compensation for other executives or officers, including named executive officers not members of the Executive Committee, is determined by the Compensation Committee.

Our Company does not utilize compensation consultants in either the formation or implementation of our compensation policies.

Elements of Compensation

Our total compensation package which we provide to each of our named executive officers consists of a base salary, a cash bonus, equity compensation, automobiles, company paid insurance and dues. Additionally, the named executive officers participate in deferred compensation plans and are eligible for an enhanced health plan.

Compensation Practices and Risks

We do not think any risks arise from the Company’s compensation policies and practices that are likely to have a material adverse effect on the Company. No single officer has compensation structured so that it would likely result in such officer subjecting the Company to unusual or extraordinary risks.

Bonus Plans

Our named executive officers, with the exception of the members of the Executive Committee (Messrs. Adams, Baker and Dawson), are covered by our general bonus program. The amount of bonus which can be earned by our named executive officers is an amount equal to 50 percent of the total of their base salary plus such officer's prior year's bonus.

Of the potential bonus that can be earned by a named executive officer, 50 percent is based on our profitability. If we earn a minimum profit, on a pre-tax basis, of five cents per dozen eggs produced, each named executive officer will earn the full portion of his bonus attributable to our profitability. If our profit is less than five cents per dozen eggs produced, the officer's bonus is reduced by a corresponding percentage.

The remaining bonus that can be earned by a named executive officer is based on such officer's performance as evaluated by our President.

There is constant contact and interplay among our President and the various named executive officers. This contact gives our President an ongoing opportunity to be aware of the overall efficiency, cooperativeness, enthusiasm, judgment and attitude that each named executive officer brings to the performance of his duties. Our President's observation of these elements forms the basis of his opinion as to how such named executive officer is performing.

However, in addition to the direct observation and interplay between our President and the named executive officers, other criteria are also utilized in evaluating a named executive officer's entitlement to the performance section of the bonus.

The General Managers under the supervision of the named executive officers also have a bonus program. This bonus program has 16 elements that can be considered by the named executive officer in determining the bonus of his General Managers. All 16 elements are not utilized each year. Typically at the beginning of each year the named executive officer will sit down with his General Managers and, of the available criteria, they will select six or seven elements upon which they will concentrate in evaluating the General Manager's performance and bonus eligibility.

An example of some, but not all, of the 16 elements considered by the named executive officer are the profitability of the segment under the General Manager's control, the efficiency of the flocks under the General Manager as to feed conversion, livability, the status of accounts receivable, percent of eggs hatched, percent of Grade A eggs produced and other operational criteria. The significance or importance of each criteria available for evaluation will vary from location to location. Inasmuch as a General Manager's performance is the responsibility of a specific named executive officer, how the General Managers perform under their performance program and in meeting the established criteria is a significant element considered by our President in evaluating the performance segment of a named executive officer's bonus.

For members of our Executive Committee the bonus program is essentially subjective, rather than utilizing objective criteria. The Executive Committee agrees on bonuses for its members which are then given as a recommendation to the Compensation Committee for final approval. Normally, the Compensation Committee accepts the Executive Committee's recommendation. The most significant item in determining the amount of each Executive Committee member's bonus is the profitability of our Company.

Year-to-year variations in the level of compensation for our named executive officers result primarily from changes in bonuses and other compensation rather than base salary such as stock options and stock appreciation rights. Their salaries remain relatively fixed with modest increases from time to time. A primary variable factor in the named executive officers' compensation is the value of the shares of our stock in relation to which the officer has options or rights. On occasion during the recent past, the compensation of some of the named executive officers attributable to stock options and stock appreciation rights has exceeded their base salary and bonus.

The tables which follow give details as to the compensation of each of our named executive officers.

General Matters Regarding Compensation

None of our named executive officers has an employment contract.

Messrs. Baker, Dawson, Storm and Wyatt each participate in one or both of the deferred compensation plans described below.

In December 2006 our Board adopted a Deferred Compensation Plan in which all our officers are eligible to participate. The Plan will establish an account for each officer selected by the Board. Each year the Board may elect to make a contribution for each participant ranging from zero to whatever the Board determines. Each participant's account will be credited with investment earnings equal to a fund selected by the Board to serve as an index. At the time of initial participation, each participant must elect how he wishes his account to be distributed to him. All contributions to each officer's account will vest when made. The Board will determine what contributions, if any, will normally be made during December of each year.

Mr. Storm and Mr. Wyatt participate in older deferred compensation plans in which the employee earns a stipulated deferred compensation for each year worked after a designated date. Some participants have earned their maximum deferred compensation while others continue to accrue such benefit. Mr. Storm, who is currently 63 years old, will have earned 10 years of compensation when he reaches age 65. Mr. Storm has earned nine years compensation. Mr. Wyatt, who is 71 years old, has earned 17 years of compensation and will earn an additional year for each year worked hereafter until his retirement. The incentive compensation payments are made monthly, beginning immediately after the officer's 65th birthday, unless the employee elects to defer receipt of such payments. The agreement provides that once payments begin or have been earned, any remaining payments will continue to be made to their estate after their death.

Mr. Adams does not participate in any stock option, stock appreciation, deferred compensation, or similar plans. The remainder of our named executive officers do participate in our 2005 Incentive Stock Option Plan or the Cal-Maine Foods, Inc. Stock Appreciation Rights Plan.

No named executive officer is entitled to receive any severance or change in control payment.

We do not have any pension plan but we do have an Employee Stock Ownership Plan ("ESOP") to which we contribute an amount not less than three percent of the participant's base salary and bonus subject to statutory limitations. All employees, including our named executive officers, are members of the ESOP. We also sponsor an elective 401(k) plan, but we make no contributions directly to the 401(k) plan on behalf of the participants. All of our named executive officers have elected to have 401(k) plans.

Each of our named executive officers participates in an enhanced health plan pursuant to which we reimburse the participating officer for any eligible health expense not covered by our primary health plan, up to $10,000 per calendar year.

We have a plan under which officers who meet minimum tenure qualifications will be provided health coverage after their retirement. The coverage we provide will be secondary to their Medicare coverage.

Each of our executive officers named in the table below is provided one automobile for which we pay the operating and maintenance costs. In addition to an automobile, Mr. Adams is provided a pickup truck.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management of the Company and the Committee has recommended to the Board of Directors that the above Compensation Discussion and Analysis be included in this, the Company's proxy statement, on Schedule 14A.

Fred R. Adams, Jr., Compensation Committee — Chairman
Letitia C. Hughes, Compensation Committee Member
James E. Poole, Compensation Committee Member

SUMMARY COMPENSATION TABLE – Fiscal 2011, 2010 and 2009
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)		(i)	(j)
							Individual Plans	2006 Plan
Fred R. Adams, Jr. Chairman of Board of Directors	2011 2010 2009	250,000 250,000 250,000	250,000 250,000 375,000	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	228,429 226,314 223,137	728,429 726,314 848,137

Adolphus B. Baker, CEO	2011 2010 2009	279,808 259,231 243,461	280,000 250,000 352,500	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	11,557 5,990 -12,349	84,795 516,889 489,599	656,160 1,032,110 1,073,211

Timothy A. Dawson, CFO	2011 2010 2009	204,423 190,115 179,346	200,000 185,000 259,500	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	27,624 10,119 -8,082	64,423 52,607 584,230	496,470 437,841 1,014,994

Steve Storm, Vice President	2011 2010 2009	125,077 121,806 118,754	114,188 107,591 146,874	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	14,172 12,953 11,830	10,851 3,681 -1,567	185,008 203,542 264,795	449,296 449,573 540,686

Matthew Arrowsmith, Vice President	2011 2010 2009	88,240 85,928 83,353	78,976 73,172 96,054	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	286,747 41,525 36,945	453,963 200,625 216,352

Joe Wyatt, Vice President	2011 2010 2009	127,538 115,500 126,535	117,274 110,560 151,116	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	5,458 5,912 6,402	6,304 2,382 -1,930	192,322 169,481 468,611	448,896 403,835 750,734

Mr. Adams' "other compensation" for fiscal year 2011 included life insurance premiums in the amount of $201,507 on policies where members of his family are beneficiaries, country club dues of $5,819, contributions to the ESOP for his account of $7,350, automobile reimbursement of $6,250, and medical reimbursements in the amount of $7,503. For fiscal year 2010, his "other compensation" included life insurance premiums in the amount of $201,507 on policies where members of his family are beneficiaries, country club dues of $5,329, contributions to the ESOP for his account of $7,350 and medical reimbursements in the amount of $12,128. For fiscal year 2009, his "other compensation" included life insurance premiums in the amount of $201,507 on policies where members of his family are beneficiaries, country club dues of $5,173, contributions to the ESOP for his account of $6,900 and medical reimbursements in the amount of $9,557.

Mr. Baker's "other compensation" for fiscal year 2011 included country club dues of $11,143, insurance of $46,250, automobile reimbursement of $546, ESOP contributions of $7,350, medical reimbursements in the amount of $10,933, and deferred compensation of $8,573. For fiscal year 2010, his "other compensation" included country club dues of $10,939, insurance of $46,250, automobile reimbursement of $546, ESOP contributions of $7,350, medical reimbursements in the amount of $2,351, deferred compensation of $6,773 and value received for option exercised $442,680. For fiscal year 2009, his "other compensation" included country club dues of $12,158, insurance of $46,250, automobile reimbursement of $546, ESOP contributions of $6,900, medical reimbursements in the amount of $3,372, deferred compensation of $3,173, and value received for option exercised $417,200.

Mr. Dawson's "other compensation" for fiscal year 2011 included $8,075 for personal use of an automobile, country club dues of $5,533, insurance premium of $1,613, medical reimbursements in the amount of $7,112, ESOP contributions of $7,350 and deferred compensation of $34,740. For fiscal year 2010, his "other compensation" included $3,580 for personal use of an automobile, country club dues of $5,329, insurance premium of $1,613, medical reimbursement of $895, ESOP contribution of $7,350, and deferred compensation of $33,840. For fiscal year 2009, his "other compensation" included $6,785 for personal use of an automobile, country club dues of $5,173, insurance premium of $1,613, medical reimbursement of $7,039, ESOP contribution of $6,900, deferred compensation of $31,140, and value received for option exercised $525,580.

Mr. Storm's "other compensation" for fiscal year 2011 included deferred compensation of $14,784, medical reimbursement of $6,989, automobile reimbursement of $1,025, ESOP contribution of $7,350, and value received for option exercised $154,860. For fiscal year 2010, his "other compensation" included deferred compensation of $14,494, medical reimbursement of $14,738, automobile reimbursement of $820, ESOP contribution of $7,350, and value received for option exercised $166,140. For fiscal year 2009, his "other compensation" includes $650 for personal use of an automobile, $14,072 deferred compensation, ESOP contribution of $6,900, medical reimbursements of $3,773, and value received for options exercised $239,400.

Mr. Arrowsmith's "other compensation" for fiscal year 2011 included $19,890 for personal use of an automobile, insurance premium of $1,406, medical reimbursement of $12,015, value received on exercise of Stock Appreciation Rights of $247,500, and ESOP contribution of $5,936.  For fiscal year 2010, his "other compensation" included $22,802 for personal use of an automobile, insurance premium of $1,406, value received on exercise of Stock Appreciation Rights of $11,550, and ESOP contribution of $5,767. For fiscal year 2009, his "other compensation" included automobile reimbursement of $6,139, insurance premium of $1,406, medical reimbursement of $3,417, value received on exercise of Stock Appreciation Rights of $19,950, and ESOP contribution of $6,033.

Mr. Wyatt's "other compensation" for fiscal year 2011 included country club dues of $5,533, $4,980 for personal use of an automobile, insurance premium of $730, medical reimbursement of $7,561, value received for option exercised of $158,580, ESOP contribution of $7,350, and deferred compensation of $7,588. For fiscal year 2010, his "other compensation" included country club dues of $5,329, $4,596 for personal use of an automobile, insurance premium of $730, medical reimbursement of $6,277, value received for option exercised of $137,760, ESOP contribution of $7,350, and deferred compensation of $7,439. For fiscal year 2009, his "other compensation" included country club dues of $5,173, $1,378 for personal use of an automobile, insurance premium of $730, medical reimbursement of $4,347, value received for option exercised of $442,860, ESOP contribution of $6,900, and deferred compensation of $7,223.

Compensation includes option exercises as shown in the table on page 15.

PLAN-BASED AWARDS

No named executive officer received any plan-based compensation during fiscal 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number Of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Fred R. Adams, Jr., Chairman of the Board	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-
Adolphus B. Baker, CEO	22,000	-0-	-0-	5.93	8-17-2015	N/A	N/A	N/A	N/A
Timothy A. Dawson, CFO	16,000	-0-	-0-	5.93	8-17-2015	N/A	N/A	N/A	N/A
Steve Storm, Vice President	-0-	-0-	-0-	N/A	N/A	N/A	N/A	N/A	N/A
Matthew Arrowsmith, Vice President	-0-	-0-	-0-	N/A	N/A	N/A	N/A	N/A	N/A
Joe Wyatt, Vice President	-0-	-0-	-0-	N/A	N/A	N/A	N/A	N/A	N/A

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
(a)	(b)	(c)	(d)	(e)
Fred R. Adams, Jr., Chairman of the Board	-0-	-0-	-0-	-0-
Adolphus B. Baker, CEO	-0-	-0-	-0-	-0-
Timothy A. Dawson, CFO	-0-	-0-	-0-	-0-
Steve Storm, Vice President	6,000	154,860	-0-	-0-
Matthew Arrowsmith, Vice President	-0-	-0-	-0-	-0-
Joe Wyatt, Vice President	6,000	158,580	-0-	-0-

NONQUALIFIED DEFERRED COMPENSATION – INDIVIDUAL PLANS

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)	(d)1	(e)	(f)2
Fred R. Adams, Jr., Chairman of the Board	-0-	-0-	-0-	N/A	N/A
Adolphus B. Baker, CEO	-0-	-0-	-0-	N/A	N/A
Timothy A. Dawson, CFO	-0-	-0-	-0-	N/A	N/A
Steve Storm, Vice President	-0-	-0-	14,172	-0-	109,324
Matthew Arrowsmith, Vice President	-0-	-0-	-0-	N/A	N/A
Joe Wyatt, Vice President	-0-	-0-	5,458	-0-	184,236

___________________
1 The entire amount reported in this column (d) for each named executive officer is included within the amount reported as 2011 change in pension value and nonqualified deferred compensation earnings in column (h) of the Summary Compensation Table under the heading "Individual Plans."

2 Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company's Summary Compensation Table in previous years when earned if that officer's compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously accrued benefits. This total reflects the cumulative present value of each named executive officer's accrued benefits.

NONQUALIFIED DEFERRED COMPENSATION – 2006 PLAN

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)1	(d)2	(e)	(f)3
Fred R. Adams, Jr., Chairman of the Board	-0-	-0-	-0-	N/A	N/A
Adolphus B. Baker, CEO	-0-	8,573	11,557	-0-	62,159
Timothy A. Dawson, CFO	-0-	34,740	27,624	-0-	158,526
Steve Storm, Vice President	-0-	14,784	10,851	-0-	63,068
Matthew Arrowsmith, Vice President	-0-	-0-	-0-	N/A	N/A
Joe Wyatt, Vice President	-0-	7,588	6,003	-0-	35,937

___________________
1 The entire amount reported in this column (c) for each named executive officer is included within the amount reported as 2011 other compensation in column (i) of the Summary Compensation Table.

2 The entire amount reported in this column (d) for each named executive officer is included within the amount reported as 2011 change in pension value and nonqualified deferred compensation earnings in column (h) of the Summary Compensation Table under the heading "2006 Plan."

3 Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company's Summary Compensation Table in previous years when earned if that officer's compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, contributions. This total reflects the cumulative value of each named executive officer's contributions and investment experience.

PENSION BENEFITS

No named executive officer participates in any pension plan.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Gain on Exercise of Stock Appreciation Rights ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Letitia C. Hughes	15,000	97,325	-0-	-0-	-0-	10,000	122,325
James E. Poole	15,000	57,199	-0-	-0-	-0-	10,000	82,199
Steve W. Sanders	15,000	-0-	-0-	-0-	-0-	10,000	25,000

Director Compensation

The Company's non-employee directors are each entitled to receive $15,000 annually as compensation for their services as a director. Directors also may be compensated for any services performed in addition to their normal duties as a director of the Company. Ms. Hughes currently has options to purchase 19,200 shares of common stock at an exercise price of $2.125 per share under our 1993 Stock Option Plan discussed below. All options expire 10 years after grant. Employee-directors receive no additional compensation for their services as directors of the Company. Share information reflects an earlier stock split. As set forth in the discussion of our Stock Appreciation Rights Plan below as of May 28, 2011, Ms. Hughes held 10,000 SARs and Mr. Poole held 9,300 SARs. Mr. Poole, Mr. Sanders and Ms. Hughes are independent directors. Mr. Sanders was elected to the board on July 23, 2009.

COMPENSATION PLANS

Employee Stock Ownership Plan

We maintain a payroll-based ESOP. Pursuant to the ESOP, originally established in 1976, all full time employees over age 21 with one or more years of service, participate. Its assets, which currently consist primarily of common stock of the Company, are managed by a trustee designated by the Board. Contributions by us may be made in cash or shares of common stock, as determined by the Board of Directors. Employee contributions are not permitted. Company contributions generally may not exceed 15 percent of the aggregate annual compensation of participating employees. Contributions are allocated to the accounts of participating employees in the proportion which each employee's compensation for the year bears to the total compensation for calendar year 2010 (up to $245,000 per employee), of all participating employees for calendar year 2010. Company contributions vest immediately upon the commencement of an employee's participation in the ESOP.

Shares of common stock held in an employee's account are voted by the ESOP trustee in accordance with the employee's instructions. An employee or his or her beneficiary is entitled to distribution of the balance of his or her account upon termination of employment. Our contributions to the ESOP amounted to approximately $1,877,489 in calendar year 2010. For calendar year 2010, our contributions to the ESOP on behalf of each of the executive officers named in the Summary Compensation Table were: Mr. Adams — $7,350; Mr. Baker — $7,350; Mr. Dawson — $7,350; Mr. Storm — $7,350; Mr. Arrowsmith — $5,936; and Mr. Wyatt — $7,350.

1993 Stock Option Plan

Our 1993 Amended and Restated Stock Option Plan was adopted on May 25, 1993, and amended and restated on October 10, 1996. This Plan was approved by our shareholders on May 25, 1993. A total of 1,000,000 shares of our common stock was reserved for issuance under this Plan.

Inasmuch as 10 years have passed since the adoption of this Plan, by its terms no more options may be granted thereunder.

The exercise price for shares of stock subject to options under the Plan were not less than 100 percent of fair market value of our common stock on the date of grant of the options. The shares under this Plan are subject to adjustment to prevent dilution. There are currently options outstanding under this Plan for a total of 19,200 shares. All must be exercised within 10 years of grant. The exercise price is $2.125 (reflects stock split).

Shares subject to the 1993 Plan have been registered under the Securities Act of 1933.

2005 Incentive Stock Option Plan

Our 2005 Incentive Stock Option Plan was adopted by our Board of Directors on August 15, 2005, and ratified by our shareholders on October 13, 2005. Under the 2005 Plan, 500,000 shares of common stock were reserved for issuance upon the exercise of options that could be granted under the 2005 plan.

All options to be granted are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. The options vest at the rate of 20 percent per year.

The exercise price per share for any options granted may not be less than 100 percent of the fair market value of the Common Stock on the date of grant. The number of shares subject to an option and the exercise price may be adjusted in certain circumstances to prevent dilution. The method of payment of the exercise price will be as prescribed by the Board of Directors in the individual stock option agreements.

The options outstanding, as of May 28, 2011, all of which are held by officers of the Company, totaled 80,000. The options were granted on August 17, 2005, for an exercise price of $5.93.

Shares subject to the 2005 Plan have been registered under the Securities Act of 1933.

Cal-Maine Foods, Inc. Stock Appreciation Rights Plan

The Cal-Maine Foods Stock Appreciation Rights Plan (the "SARs Plan") was adopted by our Board of Directors on August 15, 2005, and ratified by our shareholders on October 13, 2005. The SARs Plan covers 1,000,000 shares of common stock and is administered by the Executive Committee of the Board of Directors.

The SARs Plan continues for a period of 10 years from August 15, 2005, unless earlier terminated. SARs vest at the rate of 20 percent per year, are non-transferable and contain anti-dilution provisions. Upon exercise, the Company will pay the holder of the SARs an amount in cash equal to the difference between the fair market value on the date of grant and the fair market value as of the date of exercise.

As of July 15, 2011, employees and directors hold a total of 56,550 SARs with a base price of $5.93 per share, and 12,000 SARs with a base price of $6.93 per share. Shares of common stock are not issued under the SARs Plan, but only serve as the measure for determining the amount to be paid by the Company.

As of July 15, 2011 Mr. Poole and Ms. Hughes, independent directors, each hold 9,300 and 10,000 SARs, respectively, with a base price of $5.93.

Shares covered by the SARs Plan are registered under the Securities Act of 1933. The settlement of awards in cash resulted from an amendment to the SARs Plan on August 24, 2006, as permitted by its terms.

Savings and Retirement Plan

Since 1985, we have maintained a defined contribution savings and retirement plan (the "Retirement Plan"), which is designed to qualify under Sections 401 (a) and 401 (k) of the Code. An employee is eligible to participate in the Retirement Plan after having attained age 21 and after one year of full time service. The Retirement Plan permits participants to contribute up to the maximum allowed by the IRS regulations. Participating employees are 100 percent vested in their account balances under the Retirement Plan. We may make discretionary contributions. At the present time, we do not make discretionary contributions. The Retirement Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended.

Benefits are paid at the time of a participant's death, retirement, disability, termination of employment, and, under limited circumstances, may be withdrawn prior to the employee's termination of service.

Compensation Committee Interlocks and Insider Participation

In 1996, the Board of Directors established a Compensation Committee. As indicated above, the members of the Committee are Mr. Adams, Chairman of the Board of Directors, Ms. Hughes, and Mr. Poole, independent directors of the Company. Only Mr. Adams is an employee of the Company.

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking shareholders to approve the following advisory resolution at the 2011 Annual Meeting of Shareholders:

RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussed is hereby APPROVED.

The Board of Directors recommends a vote FOR this resolution because it believes that the policies and practices described in the Compensation Discussion and Analysis are effective in achieving the Company's goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives' long-term interests with those of the shareholders and motivating the executives to remain with the Company for long and productive careers.

We urge shareholders to read the Compensation Discussion and Analysis beginning on page 9 of this proxy statement as well as the 2011 Summary Compensation table and related compensation tables and narrative, appearing on pages 12 through 20, which provide detailed information on the Company's compensation policies and practices and the compensation of our named executives.

This advisory resolution, commonly referred to as a "say-on-pay" resolution, is nonbinding on the Board of Directors. Although nonbinding, the Board will review and consider the voting results when evaluating our executive compensation program.

Your Board of Directors recommends a vote FOR approval of the Advisory Resolution on Executive Compensation.

ADVISORY VOTE ON THE FREQUENCY OF FUTURE
ADVISORY VOTES ON EXECUTIVE COMPENSATION

We are asking shareholders to vote on an advisory resolution on the frequency of review of executive compensation. Pursuant to Section 14A of the Exchange Act, we are asking shareholders to vote on whether future advisory votes on executive compensation should occur every year, every two years or every three years. Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove the Board's recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is nonbinding on the Board.

The Board understands that there are different views as to what is an appropriate frequency for advisory votes on executive compensation. We believe the cyclicality of the egg industry is such that a reasonable period to evaluate Company results is required in evaluating compensation practices. The Board of Directors is therefore recommending that shareholders vote for holding the advisory vote on executive compensation EVERY THREE YEARS.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

Among Cal-Maine Foods, Inc., the NASDAQ Composite Index and the NASDAQ Non-Financial Index

$700
$600
$500
$400
$300
$200
$100
$0
5/06
8/06
11/06
2/07
5/07
8/07
11/07
2/08
5/08
8/08
11/08
2/09
5/09
8/09
11/09
2/10
5/10
8/10
11/10
2/11
5/11
Cal-Maine Foods, Inc.
NASDAQ Composite
NASDAQ Non-Financial

*$100 invested on 5/31/06 in stock or index, including reinvestment of dividends.
Fiscal year ending May 31.

INDEPENDENT AUDITORS

The Audit Committee selected the firm of Frost, PLLC of Little Rock, Arkansas, to serve as independent auditors for fiscal 2012 and recommends a vote FOR ratification of such appointment. There have been no controversies, disputes or differences of opinion with Frost, PLLC.

Frost, PLLC has extensive experience in serving the poultry and egg industries, and the Audit Committee felt they would be particularly responsive to our needs.

Representatives of Frost, PLLC will attend the annual meeting and will be available to respond to questions and make any statement they desire.

The Board unanimously recommends a vote "FOR" the ratification of the appointment of Frost, PLLC as Independent Auditors of the Company.

Fees

Fees paid to Frost, PLLC:

	FISCAL 2011		FISCAL 2010
Fee	Amount	% of Total	Amount	% of Total
Audit Fees	$205,459	94	$196,192	91

Audit Related Fees	$14,264	6	$20,030	9

Tax Fees	-0-	-0-	-0-	-0-

All Other Fees	-0-	-0-	-0-	-0-

All services provided by external audit firms require pre-approval by the Audit Committee or its designee. All of the services for the fiscal year ended May 28, 2011, were approved by the Audit Committee.

Fees for audit services include fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q. Audit-related fees principally included employee benefit plan audits in the fiscal year ended May 28, 2011.

SHAREHOLDER PROPOSALS

Shareholder proposals for the 2012 Annual Meeting must be received in writing by the Company no later than April 28, 2012, which is approximately 120 days prior to the date on which we plan to mail proxy materials relating to that meeting, to be considered for inclusion in the Company's proxy materials for the 2012 Annual Meeting, if needed. Shareholder proposals should be addressed to Cal-Maine Foods, Inc., Post Office Box 2960, Jackson, Mississippi 39207, Attention: Secretary.

OTHER MATTERS

The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies in the enclosed proxy will vote in accordance with their best judgment on such matters.

Holders of common stock are urged to complete, sign and date the accompanying proxy card and return it in the enclosed envelope. No postage is necessary if the proxy card is mailed in the United States.

INCORPORATION BY REFERENCE

The accompanying Annual Report on Form 10-K contains the audited consolidated balance sheets of the Company at May 28, 2011, and May 29, 2010, and related consolidated statements of income, stockholder equity, and cash flows for fiscal years ended May 28, 2011, May 29, 2010, and May 30, 2009. Such financial statements are incorporated herein by reference.

By order of the Board of Directors,

Timothy A. Dawson Secretary

Jackson, Mississippi
August 26, 2011

APPENDIX A

REVISED CHARTER OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS OF

CAL-MAINE FOODS, INC. AS OF JULY, 2010

Purpose

The purpose of the Audit Committee ("the Committee") of the Board of Directors of Cal-Maine Foods, Inc. ("the Company") is to assist the Board in carrying out its oversight responsibilities with respect to the Company's financial reports and compliance obligations, annual independent audit of its financial statements and its internal financial and accounting controls.

Membership

The Committee will consist of not less than three independent members of the Board of Directors.  Each Member of the Committee will meet the requirements of the Audit Committee Policy of NASDAQ and, accordingly, (i) will not be an officer or employee of the Company or its subsidiaries and will not have a relationship which, in the Board's opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and (ii) will be financially literate, or be able to become financially literate within a reasonable period of time after appointment to the Committee.  At least one member of the Committee will have accounting or related financial management expertise.

Responsibilities

The Committee's oversight responsibilities will include the following:

1.
The Committee, subject to any action that may be taken by the full Board of Directors, will have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the independent auditor.  The Committee shall determine the compensation of the independent auditor, determine whether or not the independent auditor shall be retained and shall generally oversee the independent auditor in the performance of its duties and the relationship of such auditor with the Company and management of the Company.

2.
The Committee, subject to any action that may be taken by the full Board of Directors, will have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the internal auditor.  The Committee shall determine the compensation of the internal auditor, determine whether or not the internal auditor shall be retained and shall generally oversee the internal auditor in the performance of its duties and the relationship of such auditor with the Company and management of the Company.

3.
The Committee will review, with management and the auditor, the audited financial statements to be included in the Company's Annual Report on Form 10-K and review and consider with the auditor the matters required to be discussed by Statement of Auditing Standards No. 61 [Codification of Statements on Auditing Standards, AU Section 380, ("AU 380")]) as in effect at that time.

4.
Either the whole Committee or the Chairperson of the Committee will review with management and the auditor the Company's quarterly financial statements to be included in the Company's Quarterly Reports on Form 10-Q and review with the auditor the matters required to be discussed by AU 380 as in effect at that time.

A-1

5.
The Committee will (i) review the annual written report from the auditor discussing all relationships between the auditor and the Company in accordance with Independence Standards Board Standard No. 1, superseded by Rule 3526 of the Public Company Accounting Oversight Board, Communications with Audit Committees Concerning Independence ("Rule 3526") as in effect at that time; (ii) discuss with the auditor any such disclosed relationships and their impact on the auditor's independence; and (iii) recommend that the Board of Directors take appropriate action in response to the auditor's report to satisfy itself of the auditor's independence.

6.	The Committee will review the comments from the auditor in the auditor's annual report to management and the Board relating to the Company's accounting procedures and systems of internal controls.

7.	The Committee will review with management and the auditor compliance with laws, regulations and internal procedures and contingent liabilities and risks that may be material to the Company.

8.
The Committee will prepare a report each year for inclusion in the Company's annual proxy statement stating whether (i) the Committee reviewed and discussed the audited financial statements with management, (ii) the Committee discussed with the auditor the matters required to be discussed by AU 380, (iii) the Committee received the written disclosures from the auditor required by Rule 3526, and (iv) the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

9.
The Committee shall adopt and maintain on a current basis a policy to encourage and facilitate free and open communication by employees of the Company with the Committee.  The existence and content of such policy shall be communicated to the employees of the Company upon adoption and not less than annually thereafter.

10.	The Committee shall have the authority, at the expense of the Company, to engage independent counsel and other advisors as it deems necessary to carry out its duties.

11.
The Committee shall, at all times, perform its duties in compliance with the Sarbanes-Oxley Act.  In any circumstance where the provisions of this Charter are in conflict with the dictates of the Sarbanes-Oxley Act or the listing and governance requirements established by NASDAQ, Sarbanes-Oxley and/or NASDAQ requirements shall control.

12.	The Committee shall take such steps as necessary for the Company to provide appropriate funding, as determined by the Committee, for the payment of:

(a)	Compensation to any registered public accounting firm engaged to prepare or issue an audit report or perform other audit, review or attestation services for the Company;

(b)	Compensation for any advisors employed by the Committee; and

(c)	Ordinary administrative duties of the Committee that are necessary or appropriate in carrying out its functions.

The Committee will review the adequacy of this Charter on an annual basis.

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PROXY
CAL-MAINE FOODS, INC

THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

The undersigned hereby appoints Fred R. Adams, Jr. and Timothy A. Dawson, or either of them, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all the shares of the Class A Common Stock of Cal-Maine Foods, Inc. (the "Company"), held of record by the undersigned on August 10, 2011, at the Annual Meeting of Stockholders of the Company, to be held on September 30, 2011, and at any adjournment thereof, with all powers the undersigned would possess if personally present.

1.	Election of Directors (Check only one box below. To withhold authority for any individual nominee, strike through the name of nominee.)

☐	To vote for all the nominees listed below:
Fred R. Adams, Jr., Adolphus B. Baker, Timothy A. Dawson, Letitia C. Hughes, James E. Poole, and Steve W. Sanders
OR
☐	To withhold authority to vote for all nominees listed above.
OR
☐	To allocate your votes among nominees for director utilizing cumulative voting, indicate the number of votes for each director opposite the name of each nominee.

Fred R. Adams, Jr.
Adolphus B. Baker
Timothy A. Dawson
Letitia C. Hughes
James E. Poole
Steve W. Sanders

Please refer to the Proxy Statement for a discussion of cumulative voting.
The Board recommends a vote FOR each nominated Director.

2.	Ratification of Frost, PLLC as independent auditors of the Company.

☐	For
OR
☐	Against
OR
☐	Abstain

The Board recommends a vote FOR the ratification.

3.	Advisory Vote on Executive Compensation

RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussed is hereby APPROVED.

☐	For
OR
☐	Against
OR
☐	Abstain

The Board recommends a vote FOR the resolution.

4.	Advisory Vote on the Frequency of Future Votes on Executive Compensation.

The advisory vote on executive compensation shall be held:

☐	Every year
OR
☐	Every two years
OR
☐	Every three years
OR
☐	Abstain

The Board recommends a vote for EVERY THREE YEARS.

5.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof.  If a nominee for director is unable to serve or, for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.

When properly executed, this proxy will be voted in the manner directed. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED, FOR RATIFICATION OF THE APPOINTMENT OF FROST, PLLC, FOR THE EXECUTIVE COMPENSATION AS SET FORTH IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION OF THE PROXY STATEMENT, AND FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS. The undersigned hereby revokes any proxy heretofore given by the undersigned to vote at the Annual Meeting. This proxy may be revoked prior to its exercise, either in person or in writing.

________________________________________
Signature

________________________________________
Signature if held jointly

___________________________________, 2011.

1.	Sign your name exactly as it appears on the label.
2.	When signing as attorney, executor, administrator, trustee, or guardian, please state full title as such.
3.	If a corporation, please sign in full corporate name by president or other authorized officer.
4.	If a partnership, please sign in partnership name by authorized person.
5.	When shares are held jointly, both stockholders must sign this proxy.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED
POSTAGE-PAID ENVELOPE

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK____________

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MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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ADD 4
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Voting Instructions – CAL-MAINE FOODS, INC. ESOP VOTING INSTRUCTIONS

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2 and 3 and every 3 YRS for Proposal 4.

1. Election of Directors:

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees

01 - Fred R. Adams, Jr. ______ 02 - Adolphus B. Baker ______ 03 - Timothy A. Dawson ______
04 - Letitia C. Hughes ______ 05 - James E. Poole ______ 06 - Steve W. Sanders ______

	1 Yr	2 Yrs	3 Yrs	Abstain
4. Advisory Vote on the Frequency of Future Votes on Executive Compensation.	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

1UPX 1205973

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01DDOC

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Voting Instructions — CAL-MAINE FOODS, INC

ESOP VOTING INSTRUCTIONS

VOTING DIRECTIONS TO THE ADMINISTRATIVE COMMITTEE OF THE CAL-MAINE FOODS, INC. EMPLOYEE STOCK OWNERSHIP PLAN

The undersigned hereby directs the Administrative Committee of the Cal-Maine Foods, Inc. Employee Stock Ownership Plan to vote the undersigned's shares of the Common Stock of Cal-Maine Foods, Inc. in the undersigned's account in the Cal-Maine Foods, Inc. Employee Stock Ownership Plan held by the undersigned on August 10, 2011, at the Annual Meeting of Stockholders of the Company, to be held on September 30, 2011, and at any adjournment thereof, with all powers the undersigned would possess if personally present.

IF YOU RETURN THESE INSTRUCTIONS SIGNED BUT DO NOT GIVE SPECIFIC DIRECTIONS, THE ADMINISTRATIVE COMMITTEE WILL VOTE THE SHARES IN YOUR ACCOUNT FOR THE ELECTION OF ALL NOMINEES LISTED, FOR THE RATIFICATION OF THE APPOINTMENT OF FROST LLP, FOR THE EXECUTIVE COMPENSATION AS SET FORTH IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION OF THE PROXY STATEMENT, AND FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS. The undersigned hereby revokes any voting instructions heretofore given by the undersigned to the Administrative Committee as to how such shares are to be voted at the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THESE VOTING INSTRUCTIONS USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

IMPORTANT ANNUAL MEETING INFORMATION

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DESIGNATION (IF ANY)
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000000000.000000 ext 000000000.000000 ext
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2 and 3 and every 3 YRS for Proposal 4.

1. Election of Directors:

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

01 - Fred R. Adams, Jr. _______ 02 - Adolphus B. Baker _______ 03 - Timothy A. Dawson _______
04 - Letitia C. Hughes _______ 05 - James E. Poole _______ 06 - Steve W. Sanders _______

	1 Yr	2 Yrs	3 Yrs	Abstain
4. Advisory Vote on the Frequency of Future Votes on Executive Compensation.	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1UPX 1205971

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01DDMC

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2 and 3 and every 3 YRS for Proposal 4.

1. Election of Directors:

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

+

01 - Fred R. Adams, Jr. _______	02 - Adolphus B. Baker _______	03 - Timothy A. Dawson _______
04 - Letitia C. Hughes _______	05 - James E. Poole _______	06 - Steve W. Sanders _______

	1 Yr	2 Yrs	3 Yrs	Abstain
4. Advisory Vote on the Frequency of Future Votes on Executive Compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 2 0 5 9 7 2 +

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